SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Agreement") is made this 24th day of January, 1997, by and between HYDROGEL DESIGN SYSTEMS, INC., a Delaware corporation (the "Debtor"), with an address at 750 Lexington Avenue, Suite 2750, New York, New York 10022-1282 and Becton Dickinson Transdermal Systems, a division of Becton Dickinson and Company (the "Secured Party"), with an address at 1 Becton Drive, Franklin Lakes, New Jersey 07417-1886.

     Under the terms hereof, the Secured Party desires to obtain and the Debtor desires to grant the Secured Party security for all of the Obligations (as hereinafter defined).

     NOW, THEREFORE, the Debtor and the Secured Party, intending to be legally bound, hereby agree as follows:

          1.   Definitions.

          (a) "Collateral" shall include (i) the Debtor's equipment and fixtures, as more fully described on Exhibit A attached hereto and made a part hereof and all fittings, accessories, equipment, special tools, and other parts of or relating to such equipment as more fully described on Exhibit A and all fixtures, additions and accessions thereto, substitutions therefor and replacements thereof (collectively, the "Equipment"); (ii) all products of the Equipment; (iii) all cash and non-cash proceeds of the Collateral described in clauses (i) and (ii) of this section 1(a), including without limitation, insurance proceeds, and (iv) all contract rights, accounts, chattel paper, instruments and general intangibles related to the Collateral described in clauses (i), (ii) and (iii) of this section 1(a), including, without limitation, any warranties relating to the Equipment and any other contract rights of the Debtor set forth in that certain Transfer Agreement, dated January 10, 1997, by and between Alcon Laboratories, Inc., a Delaware corporation (together with its successor, assigns and affiliates "Alcon") and the Debtor (together with each other documents entered into by Debtor and Alcon in connection with the purchase by the Debtor from Alcon of the Equipment, the "Purchase Documents") or otherwise.

          (b) "Obligations" shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Secured Party from the Debtor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan or guarantee or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfer (whether through automatic clearing houses or otherwise) or out of the Secured Party's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Secured Party incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses.

     2. Grant of Security Interest. To secure the Obligations, the Debtor, as debtor, hereby assigns and grants to the Secured Party, as secured party, a continuing lien on and security interest in the Collateral. It is the intention of the parties that to the extent the foregoing security interest secures Obligations that constitute purchase money obligations, such security interest shall be a purchase money security interest to such extent.

     3. Change in Name or Location. The Debtor hereby agrees that if the location of the Collateral changes from the location listed on Exhibit A hereto and made part hereof, or if the Debtor changes its name or form of organization, or establishes a name in which it may do business that is not listed as a tradename on Exhibit A hereto, the Debtor will immediately notify the Secured Party in writing of the additions or changes. The Debtor's chief executive office is also shown on Exhibit A hereto. In addition, the Debtor agrees that is shall not move or arrange to have moved the Collateral (or any part thereof) to any location (other than a location wholly-owned by the Debtor, free and clear of all claims, liens or other encumbrances of any kind) without first obtaining from the owner and/or mortgagee of such location a landlord waiver and/or a mortgagee waiver in form and substance satisfactory to the Secured Party.

     4. Representations, Warranties and Certain Covenants. The Debtor represents, warrants and covenants to the Secured Party that: (a) the Debtor has delivered to the Secured Party a true and complete copy of each Purchase Document, (b) upon payment of $600,000 to Alcon, the Debtor will own and have good title to the Collateral free and clear any claims, liens or other encumbrances or rights (as an owner, secured party or otherwise) of any person or entity (other than the Secured Party), (c) the Debtor has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral and the same are free from all encumbrances and rights of setoff of any kind; (d) except as herein provided, the Debtor will not hereafter without the prior written consent of the Secured Party sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Secured Party; and (e) the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     5. Debtor's Covenants. The Debtor covenants that it shall:

          (a) from time to time and at all reasonable times allow the Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Debtor's expense (up to $2,500 per year), wherever located. The Debtor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may require to vest in and assure to the Secured Party its rights hereunder and in or to the Collateral, and the proceeds thereof, including, but not limited to, waivers from landlords, warehousemen and mortgagees;

          (b) keep the Collateral in good order and repair at all times and immediately notify the Secured Party of any event causing a material loss or decline in value of the Collateral whether or not covered by insurance and the amount of such loss or depreciation;

          (c) only use or permit the Collateral to be used in accordance with all applicable federal, state, country and municipal laws and regulations;

          (d) deliver to the Secured Party (I) quarterly unaudited financial statements, prepared in accordance with generally accepted accounting principals, within 45 calendars after each March 31, June 30, September 30 and December 31 during the period the Obligations remain outstanding and (ii) audited financial statements, prepared in accordance with generally accepted accounting principals, within 90 calendar days after the end of each fiscal year during the period the Obligations remain outstanding.

          (e) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Secured Party may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Secured
Party in its sole discretion. The policies of all such casualty insurance shall contain a standard Secured Party's Loss Payable
Clauses issued in favor of the Secured Party under which all losses thereunder shall be paid to the Secured Party as the Secured Party's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered, canceled or not renewed without at least thirty (30) days prior written notice to the Secured Party and shall insure the Secured
Party notwithstanding the act or neglect of the Debtor. Upon demand of the Secured Party, the Debtor shall furnish the Secured
Party with duplicate original policies of insurance or such other evidence of insurance as the Secured Party may require. In the event of failure to provide insurance as herein provided, the Secured Party may, at its option, obtain such insurance and the Debtor shall pay to the Secured Party, on demand, the costs thereof. Proceeds of insurance may be applied by the Secured
Party to reduce the Obligations or to repair or replace
Collateral, all in the Secured Party's sole discretion.

          (f) not, without the prior written consent of the Secured Party, (I) in addition to the covenants set forth in section 4, sell, assign, transfer or otherwise dispose or grant or suffer a lien against any portion of its assets or properties other than in the ordinary course of business, (ii) make any loans, advances or investments to or with any Person other than in the ordinary course of business, (iii) incur any additional indebtedness, enter into a sale and leaseback transaction or enter into any other financing arrangement other than in the ordinary course of business, (iv) distribute any money or any other assets or property to any shareholder of the Debtor other than payment for reasonable salaries or similar compensation or
(v) change in any material respect the business activities in which it is currently engaged; and

          (g) within five business days of the Secured Party's advancement of funds to Alcon, on behalf of the Debtor, in the amount of $600,000 and evidenced by the certain Promissory Note dated the date hereof from the Debtor for the benefit of the Grantor, pay to Grantor an amount not in excess of $2,500 for all out-of-pocket cost and expenses incurred by the Secured Party in connection with such advance, including, without limitation, all filing and search fees, and fees and expenses of the Secured Party's legal counsel.

     6. Negative Pledge; No Transfer. The Debtor will not sell or offer to sell or otherwise transfer or dispose or grant or suffer the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

     7.   Further Assurances.  At the request of the Secured
Party, the Debtor will join with the Secured Party in executing one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form satisfactory to the Secured Party and will pay the cost of preparing and filing the same in all jurisdictions in which such filing reasonably is deemed by the Secured Party to be necessary or desirable. A carbon, photographic or other copy of this Agreement or of a UCC-1 financing statement may be filed as and in lieu of a UCC-1 financing statement.

     8. Events of Default. The Debtor shall, at the option of the Secured Party, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"); (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Secured Party under any of the Obligations that have a demand feature; (d) the failure by the Debtor to perform any of its obligations under this Agreement; (e) falsity, inaccuracy or material breach by the Debtor of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Debtor;
(f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Debtor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Secured Party to have a perfected first priority purchase money security interest in the Collateral; or (h) any indication or evidence received by the Secured Party's discretion, might result in the forfeiture of any property of the Debtor to any governmental entity, federal, state or local.

     9. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the Uniform Commercial Code. As permitted by such Code, the Secured Party may (a) peaceably by its own means or with judicial assistance enter the Debtor's premises and take possession of the Collateral, (b) render the Collateral unusable,
(c) dispose of the Collateral on the Debtor's premises, and (d) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Debtor at least five (5) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Agreement either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder.

     10. Power of Attorney. The Debtor does hereby make, constitute and appoint any officer or agent of the Secured Party as the Debtor's true and lawful attorney-in-fact, with power to endorse the name of the Debtor or any of the Debtor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the possession of the Secured Party in full or part payment of any amounts owing to the Secured Party; granting to the Debtor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Debtor might or could do, including the right to sign, for the Debtor, UCC-1 financing statements and UCC-3 Statements of Change and to sue for, compromise, settle and release all claims and disputes with respect to, the Collateral. The Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

     11. Payment of Expenses. At its option, the Secured Party may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Secured Party to be necessary. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

     12. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, of if sent by facsimile transmission with confirmations of delivery, or by nationally recognized overnight courier service, to the address set forth above or to such other address as any party may give to the other in writing for such purpose.

     13. Preservation of Rights. No delay or omission on the part of the Secured Party to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Secured Party impair any right or power arising hereunder. The Secured Party's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

     14. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     15. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor therefrom, will in any event be effective unless the same is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

     16. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     17. Counterparts. This Agreement may be signed in any number of counterparts copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     18. Successors and Assigns. This Agreement will be bind upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Debtor may not assign this Agreement in whole or in part without the prior written consent of the Secured Party and the Secured Party at any time may assign this Agreement in whole or in part.

     19. Interpretation. In this Agreement, unless the Secured Party and the Debtor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words, "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one Debtor, the obligations of such persons or entities will be joint and several.

     20. Indemnity. The Debtor agrees to indemnify each of the Secured Party, its directors, officers and employees and each legal entity, if any, who controls the Secured Party (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Debtor may participate at its expense in the defense of any such claim.

     21. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State where the Secured Party's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE SECURED PARTY'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE SECURED PARTY IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. The Debtor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Secured Party's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Debtor at the Debtor's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Debtor individually, against any security or against any property of the Debtor within any other county, state or other foreign or domestic jurisdiction. The Secured Party and the Debtor agree that the venue provided above is the most convenient forum for both the Secured Party and the Debtor. The Debtor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

     22. Self Help Remedies. THE DEBTOR BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST THE DEBTOR BY THE SECURED PARTY UNDER THIS AGREEMENT, AND RELATED AGREEMENTS AND DOCUMENTS, BEFORE THE DEBTOR CAN BE DEPRIVED OF ANY PROPERTY IN THE DEBTOR'S POSSESSION, HEREBY WAIVES THESE RIGHTS AND AGREES THAT THE SECURED PARTY MAY EMPLOY SELF-HELP OR ANY LEGAL OR EQUITABLE PROCESS PROVIDED BY LAW TO TAKE POSSESSION OF ANY SUCH PROPERTY WITHOUT FIRST OBTAINING A FINAL JUDGMENT OR WITHOUT FIRST GIVING THE DEBTOR NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM UPON WHICH SUCH TAKING IS MADE. THE DEBTOR WAIVES ALL RELIEF FROM ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED.

     23. Waiver of Jury Trial. EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

     IN WITNESS WHEREOF this Agreement has been executed and delivered on the date first above written by a duly authorized officer of parties hereto.


                              HYDROGEL DESIGN SYSTEMS, INC.


Attest:                       By:

Print Name:                   Print Name:

Title:                        Title:


                              BECTON DICKINSON TRANSDERMAL
                              SYSTEMS, A DIVISION OF BECTON
                              DICKINSON AND COMPANY


Attest:                       By:

Print Name:                   Print Name:

Title:                        Title:

                            EXHIBIT A
                      TO SECURITY AGREEMENT


Description of Equipment



See Attachment 1 to this Exhibit A







Address of Debtor's chief executive office, including the County:





Address of other Equipment locations, including Counties and name and address of landlord of owner if location is not owned by the
Debtor:






Other names or tradenames now or formerly used by the Debtor:
None